Exhibit 99.1

1 2015 Commercial Day December 1, 2015 Send questions to: investors@interceptpharma.com

2 Safe Harbor Statement This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . These "forward - looking statements" are based on management's current expectations of future events and are subject to a number of important risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward - looking statements . These risks and uncertainties include, but are not limited to : the initiation, cost, timing, progress and results of our development activities, preclinical studies and clinical trials ; the timing of and our ability to obtain and maintain regulatory approval of OCA, INT - 767 and any other product candidates we may develop, particularly the possibility that regulatory authorities may require clinical outcomes data (and not just results based on achievement of a surrogate endpoint) as a condition to any marketing approval for OCA, and any related restrictions, limitations, and/or warnings in the label of any approved product candidates ; our plans to research, develop and commercialize our product candidates ; our ability to obtain and maintain intellectual property protection for our product candidates ; our ability to successfully commercialize our product candidates ; the size and growth of the markets for our product candidates and our ability to serve those markets ; the rate and degree of market acceptance of any future products ; the success of competing drugs that are or become available ; the election by our collaborators to pursue research, development and commercialization activities ; our ability to attract collaborators with development, regulatory and commercialization expertise ; regulatory developments in the United States and other countries ; the performance of third - party suppliers and manufacturers ; our need for and ability to obtain additional financing ; our estimates regarding expenses, future revenues and capital requirements and the accuracy thereof ; our ability to retain key scientific or management personnel ; and other factors discussed under the heading "Risk Factors" contained in Intercept’s Annual Report, Quarterly Reports and other filings with the Securities and Exchange Commission . All information in this presentation is as of the date hereof, and Intercept undertakes no duty to update this information unless required by law . Obeticholic acid (OCA) is an investigational drug . It is not approved for use by the FDA, EMA or any other regulatory body . No conclusions can be drawn concerning the safety or efficacy of OCA at this time .

3 Welcome & Introduction Mark Pruzanski , M.D. Chief Executive Officer, Intercept Pharmaceuticals

4 Building a Specialty Focused Business in Chronic Non - Viral Liver Diseases with High Unmet Medical Need 4 Novel Therapeutic Approach in Underserved Diseases  OCA is a farnesoid X receptor (FXR) agonist  Worldwide rights (outside of Japan, China and Korea)  Patent terms projected to expire at various times through 2033 PBC: Orphan Indication with Potential Near Term Approval  Positive data from Phase 3 POISE trial and two placebo - controlled Phase 2 trials  US/EU submissions completed, June 2015  Priority review granted, PDUFA Date: February 29, 2016  Pre - commercial activities and infrastructure build well underway  Confirmatory outcomes trial initiated with expected post - marketing completion NASH: Significant Market Opportunity  Breakthrough therapy designation from FDA for NASH w/ liver fibrosis  Phase 3 REGENERATE trial initiated in September 2015  Phase 2 CONTROL NASH Statin Trial initiation 4Q 2015  Broad NASH clinical development program planned Significant Upside from Further OCA Indications and Pipeline  OCA in development for additional underserved, chronic liver indications  INT - 767 Phase 1 initiated November 2015

5 Introduction Lisa Bright Chief Commercial and Corporate Affairs Officer, Intercept Pharmaceuticals

6 Establishing Intercept We are Intercept. A liver health company. Our people* rejuvenate the approach to extending life for people with underserved, chronic, non - viral liver diseases. We imagine, create and deliver vital medicines that restore hope . We want to be a trusted partner to physicians and patients, regulatory authorities, payors , public health policymakers, and shareholders * Our people: Smart about the science. Courageous and collaborative. Inspired to change lives.

7 Driving Change in Partnership with the PBC Community Endorsed by AASLD and EASL “From ‘cirrhosis’ to ‘cholangitis’ — the change has critical implications for patients. It removes the stigmata of cirrhosis and its implications of alcohol abuse. It removes the stigmata of a poor prognosis. Its removal reminds patients that they are living with this syndrome, not dying of it. Its removal improves their opportunities in the workplace and in their everyday social lives. Thus, we sincerely call on all medical professionals and all patients and their families and friends worldwide to use from this moment on the name ‘primary biliary cholangitis’ for the disease known by its abbreviation PBC! We owe this to our patients and to further our role as caring physicians .” Beuers B, et al. Gastroenterology. 2015; 149: 1627 – 1629.

8 Preparing for Our F irst L aunch of OCA in PBC in 2016 8 Our organization is aligned behind 5 key strategic imperatives Structuring for success Further establishing Intercept as a credible partner Enhancing the understanding of and care for PBC from a medical perspective Market Access at an optimal price Translating the science into a compelling story based on FXR (Post - Approval)

9 Preparing for Our F irst L aunch of OCA in PBC in 2016 9 Develop an understanding of the market to inform strategy and forecasting Establishing a first class commercial and medical affairs team Continuing launch preparedness – Anticipated to be on track for approval US and EU market research 80% have hepatology experience Global approach to Market Access: Global Value Dossier and economic models Further refining understanding of epidemiology in major markets Highly experienced global leadership team developed to focus on customer orientation and operational excellence Compliance processes established Thought leader, patient advocacy and payor advisory boards and interactions US: 45 Territory Business Managers in place 10/2015 to understand PBC management Distributor partners selected for US and EU Affiliates established covering 21 countries across Europe and Canada Patient Services Hub development underway in the US PBC grants program “From Practice to Policy” launched at AASLD Our approach is to right size our organization for PBC while having expertise to scale for NASH

Today's Agenda

Time	Topic	Presenter
8:00 – 8:30 a.m.	*Registration*	
8:30 – 8:35 a.m.	Welcome	Dr. Mark Pruzanski, M.D. CEO, Intercept Pharmaceuticals
8:35 – 8:45 a.m.	Introduction	Lisa Bright Chief Commercial & Corporate Affairs Officer, Intercept Pharmaceuticals
	PBC Disease Background & Unmet Need	
8:45 – 9:00 a.m.	Disease Background	Dr. Juan Carlos Lopez-Talavera, M.D., Ph.D. Senior Vice President of Medical Affairs, Intercept Pharmaceuticals
9:00 – 9:15 a.m.	PBC Patient Journey & Partnering with Patient Advocacy Community	Lisa Bright Chief Commercial & Corporate Affairs Officer, Intercept Pharmaceuticals
9:15 – 9:30 a.m.	OCA & PBC	Dr. Juan Carlos Lopez-Talavera, M.D., Ph.D. Senior Vice President of Medical Affairs, Intercept Pharmaceuticals
9:30 – 9:45	ICPT Panel	Lisa Bright, Juan Carlos Lopez-Talavera, Mark Pruzanski
	Launch Readiness	
9:45 – 10:15 a.m.	Commercial Overview Market Access Considerations	Lisa Bright Chief Commercial & Corporate Affairs Officer, Intercept Pharmaceuticals
10:15 – 10:35 a.m.	Launch Preparedness US	Richard Kim Senior Vice President, Head of US Commercial, Intercept Pharmaceuticals
10:35 – 10:50 a.m.	Launch Preparedness EU, CA	Lisa Bright Chief Commercial & Corporate Affairs Officer, Intercept Pharmaceuticals
11:00 – 11:10 a.m.	Medical Affairs -	Dr. Juan Carlos Lopez-Talavera, M.D., Ph.D. Senior Vice President of Medical Affairs, Intercept Pharmaceuticals
11:10 – 11:05 a.m.	Conclusions	Lisa Bright Chief Commercial & Corporate Affairs Officer, Intercept Pharmaceuticals
11:05 – 11:30 a.m.	ICPT Panel	Lisa Bright, Richard Kim, Juan Carlos Lopez-Talavera, Mark Pruzanski

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11 Primary Biliary Cholangitis: Disease Background and Standard of Care Juan Carlos Lopez - Talavera , M.D. Ph.D. Senior Vice President of Medical Affairs, Intercept Pharmaceuticals

Historical Perspective

- **1851** - Addison and Gull are first to describe prolonged obstructive jaundice with patent bile ducts
- **1949** - Dauphinee and Sinclair coin the term "primary biliary cirrhosis" (PBC)
- **1959** - Sheila Sherlock portrays 42 cases of PBC that she personally followed, which are instrumental in establishing PBC as an autoimmune disorder
- **1970** - cDNA for major mitochondrial antigen of PBC is identified as pyruvate dehydrogenase complex
- **1989** – PBC becomes one of leading indications for liver transplant
- **2004** – Urso 250 and Urso Forte (ursodeoxycholic acid) tablets, indicated for the treatment of PBC, launch in the US
- **2015** – Movement to rename "primary biliary cholangitis"



Reuben et al. Hepatology 2003, 225-228

Poupon R. Primary biliary cirrhosis: a 2010 update. J Hepatol. 2010;52(5):745-758. doi:10.1016/j.jhep.2009.11.027., Dauphinee JA, Sinclair JC. Primary biliary cirrhosis. Can Med Assoc J. 1949;61(1):1-6., Heathcote EJ. Primary biliary cirrhosis: historical perspective. Clin Liver Dis. 2003;7(4):735-740. doi:10.1016/S1089-3261(03)00106-5, Yeaman SJ, Fussey SPM, Danner DJ, James OFW, Mutimer DJ, Bassendine MF. Primary biliary cirrhosis: identification of two major M2 mitochondrial autoantigens. *Lancet*. 1988;1(8594):1067-1070. doi:10.1016/S0140-6736(88)91894-6, Tzakis AG, Carcassonne C, Todo S, Makowka L, Starzl TE. Liver transplantation for primary biliary cirrhosis. *Semin Liver Dis*. 1989;9(2):144-148. doi:10.1055/s-2008-1040506., Urso 250/Urso Forte [package insert]. Birmingham, AL: Axcan Pharma US; 2004, Kamath, P.S., Poterucha, J.J., Ludwig, J., Primary Biliary Cirrhosis by Another Name is Still PBC, Journal of Hepatology 2015, doi: http://dx.doi.org/10.1016/j.jhep.2015.08.013

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13 PBC Background 13 Background ▪ PBC is a rare autoimmune cholestatic liver disease ▪ Commonly a disease of women (10:1): 13.5 in 100,000 adults ▪ Characterized by destruction of the interlobular and septal bile ducts that may lead to cirrhosis Normal bile ducts Inflammation and scar tissue destroy ducts Gallbladder Liver Hepatic duct Common bile duct Cystic duct Poupon R. Hepatology. 2010; 52: 745 – 758. Selmi C. Lancet 2011; 377: 1600 - 09

14 Cholestasis (toxic bile acid accumulation) Hepatocellular damage Inflammation Fibrosis Cirrhosis Healthy Liver  Serum ALP Clinical use as diagnostic/prognostic  AST, ALT, GGT  Bilirubin Albumin, platelets Cirrhotic Liver • An increase in Alkaline Phosphatase (ALP) is observed early in the disease and continues throughout the disease until late stage. • Hepatocellular damage can be seen with increases in AST, ALT, GGT • An increase in serum bilirubin occurs late in disease Alkaline Phosphatase is a Key P rognostic Marker in PBC Poupon R. Hepatology. 2010; 52: 745 – 758. Selmi C. Lancet 2011; 377: 1600 - 09

15 AMA + • Loss of tolerance to PDC - E2 Elevated ALP • Immune - mediated cholangitis Cholestasis • Ductopenia Portal Hypertension • Fibrosis • Cirrhosis Variceal Bleeding Liver - related Death/Liver Transplantation Primary Biliary Cholangitis is a Chronic , Progressive , Autoimmune D isease Impaired Quality of Life Fatigue Pruritus

16 Primary Biliary Cholangitis: Diagnosis

17 Clinical Features ▪ Clinical features vary greatly between patients : asymptomatic & slowly progressive to symptomatic & rapidly evolving ▪ Fatigue is most common symptom – Present in ~ 80% of patients – > 40% report moderate - to - severe symptoms – Mechanism unknown – Typically characterized as daytime somnolence, impairing QOL ▪ Pruritus reported by 20 - 70% of patients – Due to cholestasis – Preceding jaundice ▪ Concurrent autoimmune diseases: – Sjogren’s , autoimmune thyroid disorder, systemic sclerosis, rheumatoid arthritis ▪ Reduced bone density – Osteopenia (33%) & osteoporosis (11%) ▪ Hypercholesterolemia: elevated HDL, not associated with increased CVD risk ▪ Xanthoma and Xanthelasma – Cholesterol deposit around the eyes 23 Internal Use Only; Not for Distribution https ://thebileflow.wordpress.com/201 1/02/04/pathology - xanthelasma - of - pbc/ Selmi et al. Lancet 2011; 377: 1600 – 09, Lindor et al. Hepatology, Vol. 50, No. 1, 2009

18 Diagnosis ▪ Patient must have two of the following: 1. ALP > 1.5 times ULN for more than 24 weeks 2. Serum Antimitochondrial Ab ( AMA ) > 1:4 • Serum AMA highly sensitive & specific for PBC • Detected in nearly 95% of patients - specificity ~ 100% Liver biopsy findings 3. Liver biopsy findings: • Non - supporative cholangitis & interlobular bile duct injury Need for liver biopsy in PBC is controversial – Valuable for disease staging – Considering other etiologies for liver disease including PSC, sarcoidosis or drug - induced cholestasis – Not commonly performed Internal Use Only; Not for Distribution Selmi C. Lancet 2011; 377: 1600 – 09; Lindor et al. Hepatology, Vol. 50, No. 1, 2009 Elevated serum alkaline phosphatase activity Exclude other causes of liver disease including alcohol and drugs Cross sectional imaging of liver to exclude biliary obstruction AMA, ANA, ASMA Consider liver biopsy, especially if AST > 5x normal or AMA?

19 Primary Biliary Cholangitis: Standard of Care

Treatment - Ursodeoxycholic Acid (UDCA): Only FDA approved therapy

- **Current standard of care for PBC**
  - 85% of diagnosed patients treated with UDCA
    - Dose of 13 - 15 mg/kg/day (Divided 2-4 times/day)
- **UDCA is a bile acid (BA) that is present in human bile (3%)**
  - Most hydrophilic least toxic BA


COOH
HO
H
OH

Mechanisms of action of UDCA		
	"Diluting" the BA pool	Reduces concentrations of hydrophobic BAs and becomes the major circulating BA, thereby reducing toxicity of the circulating bile
	Increasing BA secretion	Stimulates secretion of bile from hepatocytes by increasing expression of relevant genes
Putative	Cytoprotective effects	Stabilizes hepatocyte membranes, protects against oxidative stress, and may inhibit apoptosis induced by several agents
Putative	Immune response effects	May interfere with basic mechanisms of autoimmunity and have anti-inflammatory effects

Poupon RE, et al. Gastroenterology. 1997;113:884-890. Lindor et al.Hepatology. 2009; 50(1): 291 – 308. Poupon et al. *Hepatology*. 2010; 52: 745 – 758. Lew JL. *J. Biol. Chem. 2004, 279:8856-8861.* Paumgartner G. et al. *Hepatology. 2002;36:525-531.*

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21 Current T herapy: Ursodeoxycholic Acid ▪ Improves alkaline phosphatase & serum bilirubin ▪ Delays the progression of fibrosis and histological stage ▪ Increases liver transplant - free survival and overall survival Poupon RE, et al. Gastroenterology . 1997;113:884 - 890. European Association for the Study of the Liver. Journal of Hepatology 2009; 51: 237 – 267. Lindor et al.Hepatology. 2009; 50(1): 291 – 308. Poupon et al. Hepatology . 2010; 52: 745 – 758.

22 Currently Biochemical Criteria Defining Response are Inconsistent 1 Pares. Gastroenterology 2006, 2 Corpechot. Hepatology 2008, 3 Kuiper. Gastroenterology 2009, 4 Kumagi. Am J Gastro 2010, 5 Corpechot. Journal of Hepatology 2011, Criteria: Adequate r esponse defined as: Evaluation: Barcelona 1 ALP reduction ≥40% from baseline or normalization 1 year Paris – 1 2 ALP ≤3 x ULN and AST ≤2x ULN and bilirubin ≤1 mg/dl 1 year Rotterdam 3 Albumin and/or bilirubin < ULN 1 year Toronto 4 ALP ≤1.67 ULN 2 years Paris – 2 5 ALP ≤1.5 x ULN and AST ≤1.5 x ULN and bilirubin ≤1 mg/dl 1 year ▪ Different combinations of biochemical variables ▪ Variables are dichotomized, based on different thresholds

23 AASLD ‘09 and EASL ‘09 Treatment Guidelines • “A good biochemical response after one year of UDCA treatment is currently defined by a serum bilirubin 61 mg/dL (17 lmol/L), AP 63 ULN and AST 62 ULN (‘‘Paris criteria”) or by a decrease of 40% or normalization of serum AP (‘‘Barcelona criteria”). ” • No specific definition or guidance of treatment success • " About 20% of patients will have normalization of liver biochemistries after 2 years and a further 15% or 35% of the total will have normalization by 5 years. The effect of treatment can be based on response of serum alkaline phosphatase activity or Mayo risk score, which is dependent on age, and presence or absence of fluid retention“ “Definition of Treatment Success”…Needs to Be Updated

24 Treatment - Ongoing Unmet Medical Need in PBC ▪ UDCA – Only approved therapy for PBC – ~25 - 50 % of patients have an inadequate response (although definition of inadequate response varies) 37 Internal Use Only; Not for Distribution Trivedi et al. Hepatology 2015, Kumagi et al. Am J Gastroenterol 2010; Lindor et al.Hepatology . 2009; 50(1): 291 – 308 0 10 20 30 40 50 60 Barcelona Paris I Rotterdam Paris II Toronto % of Non - responders

Alkaline phosphatase (ALP) and Bilirubin Strongly Correlated with Increased Risk of Transplant or Liver-related Death in PBC

Global PBC Study:

- **15 North American and European centers with ~6,200 patients' outcomes data**; ongoing
  - Patients on SOC as it currently exists
- **Alkaline phosphatase and bilirubin levels correlate with the outcomes** of death and liver transplantation.
  - **A combination of both variables improves prognostic prediction** for patients
- **The lower the alkaline phosphatase and bilirubin levels the better the transplant-free survival**



Bilirubin and alkaline phosphatase at 1-year follow-up
Normal bilirubin and ALP ≤2.0x ULN
Abnormal bilirubin and ALP >2.0x ULN
Transplant-free survival (%)
100
80
60
40
20
0
0
5
10
15
Time (years)

This data support that both alkaline phosphatase and bilirubin may provide **meaningful surrogate end points in PBC** that can reasonably be used in clinical trials.

SOC = Standard of Care

Lammers et al. *Gastroenterology* 2014 147, 1338-1349.e5DOI: (10.1053/j.gastro.2014.08.029).

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Key Points: PBC Overview

- **PBC is a chronic, rare autoimmune, cholestatic liver disease**
- Disproportionately affect **middle-aged women**
- **Multi-factorial etiology** – genetic and environmental triggers
- **AMA** and **ALP** are key biomarkers for diagnosis
- ALP is well accepted for monitoring disease and response to therapy
- Patients often report **fatigue & pruritus** that may interfere with QOL
- Inadequate response to treatment may lead to **progressive disease,** liver transplant & death
- Studies have shown **ALP and total bilirubin levels correlate with outcomes**
- **UDCA** only FDA approved therapy
- **~25-50% of patients have an inadequate response to UDCA**

Kumagi T, Heathcote EJ. Orphanet J Rare Dis. 2008;3:1, Lammers et al. *Gastroenterology* 2014 147, 1338-1349.e5DOI: (10.1053/j.gastro.2014.08.029, Poupon et al. Hepatology. 2010; 52: 745 – 758 , Trivedi et al. Hepatology 2015, Kumagi et al. Am J Gastroenterol 2010, Lindor et al.Hepatology. 2009; 50(1): 291 – 308.

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27 Primary Biliary Cholangitis: Patient Journey & Partnering with Patient Advocacy Community Lisa Bright Chief Commercial and Corporate Affairs Officer, Intercept Pharmaceuticals

28 Our PBC Patients Are… 28 ▪ 85% female ▪ On average ~50 - 60 years of age ▪ 30 - 40% struggle with fatigue or pruritus ▪ Present to physicians through routine care or symptoms (fatigue or itching) and eventually referred to specialist (GI or Hep ) ▪ Tend to be more knowledgeable about the disease ▪ Acknowledge the stigma associated with the word “cirrhosis ” ▪ Dissatisfied with current treatment options Lammers et al. Ga stroenterology 2014; Intercept Market Research

29 Our Patient Advocacy Focus 29 Highlight PBC patient stories Explore unmet patient needs Engage PBC leaders Highlight International PBC Day Support the community Share scientific updates Provide unique resources , info Focused on engaging physcians and patient communities early and consistently, and incorporating these perspectives into our work Devoted to fostering physicians and patient - centric collaborations , and standing with these communities to reshape the future of liver disease treatment Increase PBC awareness Date of Preparation: October 2015 NP/UK/2015/047

Patient Journey Largely Similar Across US and EU



6 – 12 months
1 – 3 months
5-40 years
Origination/Presentation
Diagnosis
Treatment
Monitoring
End-Stage
Symptomatic
Asymptomatic
Present at PCP
Initial LFT*
Interim
Repeat LFT
Referral
Imaging
ALP/AMA/ ANA
Biopsy
PBC Diagnosis
UDCA* Treatment
LFTs performed every 3-6 months to monitor enzyme levels; UDCA prescription is refilled
Intolerant
Controlled
Inadequate ALP* Reduction
Imaging/ Biopsy
Adjunct Therapies
ER presentation
Possible
LT/Death
• PCP
• GI or Hep
• GI or Hep
• GI or Hep
• Hep
• Transplant center

Source: Intercept Commissioned Market Research

* LFT = liver function tests, AMA = antimitochondrial antibodies, ANA = antinuclear antibodies, ALP = alkaline phosphatase

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PBC Patients Do not Fully Understand ALP Monitoring

- Only about one in three PBC patients knows their *most recent* ALP score; doctors reinforce this figure
- Yet, doctors *overstate* the share of their patients who should know their *target* ALP score



Experiences around ALP (%)
ALP is doctor's #1 metric for monitoring PBC; 64% rely on it a great deal and 57% select it as the metric they rely on most
100
50
0
92
79
88
75
71
61
35
32
61
36
Doctors
Patients
Test ALP at least once every 6 mos.
Discuss ALP results always/most of the time
Understand most/all of discussion*
Patients know most recent ALP score
Patients were given their target ALP score

* Among patients, base=those who discuss ALP results with their doctor at least sometimes; n=181

Results of Project RAPID - a market research project conducted by Intercept and presented at AASLD 2015; see Appendix

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32 91 88 66 43 34 93 87 64 66 46 0 50 100 Share of doctors and patients who believe… (%) Doctors/patients feel stigma associated with the word “cirrhosis” Talking about PBC is embarrassing - people just assume drinking or substance abuse Most people associate “ cirrhosis ” with alcoholism Patients tend to avoid using the word “ cirrhosis ” when talking about their disease There is a social stigma with cirrhosis of the liver However, doctors understate the level of embarrassment their patients feel discussing their condition – not to mention judgment from others In fact, 68% of patients surveyed say they hesitate to tell people they have PBC Patients feel judged as a result of their PBC Doctors Patients Source: Project RAPID March 2015 Results of Project RAPID - a market research project conducted by Intercept and presented at AASLD 2015; see Appendix

33 32% 68% PBC Patients May Not Understand That Symptoms Are Not Associated with Disease Progression Myth Reality / Not sure Patients believe that worsening PBC symptoms mean that a person's PBC is worsening is a… 22% 62% My PBC patients understand that worsening PBC symptoms are not an indicator of PBC progression I discuss the relationship between PBC symptoms and progression with every patient Doctors strongly agree that… Just one in three patients surveyed understand that PBC symptoms are not associated with disease progression; this is a bit higher than doctors give patients credit for And this is in spite of most doctors saying they discuss the relationship between symptoms and disease progression Patients need to understand that PBC may be progressing even if they are not experiencing symptoms

34 34 Bringing Global PBC Community Leaders Together in 9/2014 Resulted in Renaming PBC a nd the First Pan European Patient Hub - PBC Together

35 Online Pre - Launch PBC Education in the US for Patients and Physicians 35 U.S. PBC Physician Disease Website www.rethinkpbc.com U.S. PBC Patient Disease Website www.livingwithpbc.com Physician PBC Disease Education Patient PBC Disease Education Kit

36 Introducing the Intercept Practice to Policy Health Awards Program Open to Healthcare Organizations, Policy Groups, Patient Advocacy Groups and Academic Groups 36

37 Primary Biliary Cholangitis: Redefining Treatment Success Juan Carlos Lopez - Talavera , M.D. Ph.D. Senior Vice President of Medical Affairs, Intercept Pharmaceuticals

Global PBC Study Group: Overview

- Global PBC Study Group, an international and multicenter collaboration between **15 liver centers** in 8 North American and European countries
- Combined individual patient data from major long-term follow-up cohorts
- Clinical data of **6191** PBC patients


Edmonton
Seattle
Rochester
Dallas
Toronto
London
Birmingham
Paris
Barcelona
Milan
Padua
Leuven
Rotterdam & Amsterdam

1. Lindor KD, et al. *Hepatology.* 2009;50:291-308; 2. European Association for the Study of the Liver. *J Hepatol.* 2009;51:237-267; Lammers, WJ et al. *Gastroenterology.* 2014 Dec;147(6):1338-1349.e5. doi: 10.1053/j.gastro.2014.08.029.

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Current Therapy: Ursodeoxycholic Acid

Current Management Paradigm

- Bile acid therapy (UDCA)
  - Hydrophilic bile acid, dilutes toxic endogenous bile acids
  - Goal is to break cycle of cholestatic injury

For some patients:

- Improves serum bilirubin
- Delays the progression of fibrosis and histological stage
- Increases liver transplant-free survival and overall survival


1.0
0.5
Probability of survival (%)
UDCA
Placebo and UDCA
0
24
48
Months

Poupon RE, et al. Gastroenterology. 1997;113:884-890. European Association for the Study of the Liver. Journal of Hepatology 2009; 51: 237–267. Lindor et al.Hepatology. 2009; 50(1): 291 – 308. Poupon et al. Hepatology. 2010; 52: 745 – 758.

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40 ALP and Bilirubin Strongly Correlate with Outcomes Lammers, WJ et al. Gastroenterology. 2014 Dec;147(6):1338 - 1349.e5. doi: 10.1053/j.gastro.2014.08.029.

41 Clinical Outcomes of Uncontrolled PBC 41 1 : Kumagi et al. 2 : Trivedi 3: Lammers AASLD 2015 Histologic progression/Cirrhosis: • >80% of patients had histologic progression at ~ 10 years 1 HCC: • 12 - month biochemical non - response is associated with increased future risk of developing HCC 2 Transplant or Death: • ~15% of UDCA - treated patients underwent liver transplantation or died during a median 7 year follow - up period 3 Patients with elevated ALP were shown to be at increased risk for disease progression and further complications of the disease

42 OCA: Investigational Drug for PBC

43 Bile acids: role in digestion ▪ Bile acids are synthesized from cholesterol in the liver ▪ Facilitate dietary absorption of lipids and nutrients based on their natural detergent properties – Released by gallbladder into gut during digestion – Reabsorbed & conserved ( enterohepatic recirculation) Bile acids: cell signaling ▪ Dedicated bile acid receptors (e.g . FXR ): act as hormones regulating multiple biological pathways ▪ Key regulators of liver, intestinal & kidney function ▪ Modulate metabolic, inflammatory & immune pathways Bile Acids: Novel Role in Modulating Disease

Obeticholic Acid (OCA) is a Novel Therapeutic Option Targeting FXR

OCA 6a-ethyl chenodeoxycholic acid	CDCA chenodeoxycholic acid	UDCA ursodeoxycholic acid


Me
Me
O
OH
HO
OH
6-C ethyl substitution
Me
Me
O
OH
HO
OH
Me
Me
O
OH
HO
OH

	OCA	CDCA	UDCA
FXR EC_{50} (agonist)	**0.09 µM**	**8.6 µM**	**No activity**

~ 100x↑ FXR agonism

Pellicciari R. J.Med.Chem 2002

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FXR Core Mechanism of Action

- What is FXR?
  - Farnesoid X receptor (FXR) is a nuclear receptor expressed at high levels in the liver and intestine, and is the master regulator of bile acid homeostasis[1]
- Prevents the accumulation of toxic bile acids by:[1]
  - Decreasing synthesis
  - Increasing secretion
  - Decreasing re-uptake
- FXR activation has the potential to not only regulate bile acid homeostasis but also have positive effects on inflammatory and fibrotic pathways


RXR
FXR
BA
Bile Acid Homeostasis
↓ Bile acid synthesis (CYP7A1)
↑ Bile Salt Excretory Pump (BSEP)
↑ Intrahepatic bile flow
Inflammation
↓ NF-kB
↓ TNF-α, IL-1β, IL-17, IFN-γ
↓ CRP
Fibrosis
↓ Stellate cell activation (α-SMA)
↑ Stellate cell apoptosis (TIMP-1)
↓ Fibrogenesis (TGF-β1)
↑ Matrix degradation (MMP-2)
Cholestasis
Inflammation
Fibrosis
Cirrhosis

1: Fiorucci et al. Gastroenterology. 2004. 127:1497-1512

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OCA Clinical Development in PBC

All trials randomized, double-blind, placebo-controlled with long-term safety extension (LTSE) phases

	Trial	Description	Duration	N=	Dose	Status
Phase 2	201	OCA	12 weeks	59	10mg or 50mg	Completed: met primary and secondary endpoints
	202	UDCA + OCA	12 weeks	165	10mg, 25mg or 50mg	Completed: met primary and secondary endpoints
Phase 3	POISE	UDCA + OCA	1 year	217	5mg or 10mg	DB completed: met primary & secondary endpoints; >95% enrolled in LTSE
	302	Long-term confirmatory outcomes	Up to 8 years	350 (target)	5mg or 10mg	Enrolling

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47 POISE: Phase 3 Trial Design UDCA = Ursodeoxycholic acid; ALP=Alkaline phosphatase; ULN=Upper limit of normal Screening OCA 10 mg (n=73) Placebo (n=73) M3 M12 M6 W2 0 M9 If on UDCA : Continue UDCA OCA 5 mg OCA Titration at 6 Months: Patients in OCA titration arm titrated from 5 mg to 10 mg at Month 6 if they met any of the following criteria at the Month 6 assessment: 1. The primary endpoint (ALP >1.67x ULN or bilirubin >ULN) was not achieved; and 2. No evidence of tolerability issues, e.g. pruritus Titrate to OCA 10 mg (n=33) Remain at OCA 5 mg (n=37) Primary endpoint : ALP < 1.67x ULN (with ≥ 15% reduction) & normal bilirubin at 12 months

48 48 OCA Met the Primary Endpoint of Phase 3 POISE Trial 10% 47% 46% 0% 10% 20% 30% 40% 50% Placebo* OCA 10mg* OCA 5-10mg* EFFICACY:  Primary endpoint: ALP < 1.67x ULN (with ≥ 15% reduction) & normal bilirubin at 12 months  OCA met the primary endpoint at every time point assessed during the trial; as early as 2 weeks  Builds on positive results from two Phase 2 trials  OCA met secondary endpoints: GGT, ALT, AST and total bilirubin (p< 0.0005 vs. placebo) SAFETY AND TOLERABILITY:  Pruritus, generally mild to moderate, was the most frequently reported AE (8 total discontinuations; 0 placebo, 7 in OCA 10mg, 1 in OCA titration)  OCA dose titration resulted in the lowest incidence of pruritus in PBC patients to date  Pruritus severity no different than placebo after 6 months of OCA (assessed by a visual analog scale)  >95% continued in the open - label LTSE Enrollment: 217 patients at 59 centers in 13 countries. * All patients allowed standard of care, including stable dose of ursodiol (p< 0.0001 vs. placebo in both groups) % Meeting Primary Endpoint n=73 n=73 n=70

49 Some UDCA/placebo P atients Experienced ALP E levation in POISE at 12 Months ~35% of placebo/UDCA patients experienced increases in ALP at month 12 in POISE study 49

50 98% of PBC patients on OCA 10mg (added to UDCA) improved or at least stabilized ALP over 12 months ~35% of placebo/UDCA patients experienced increases in ALP at month 12 in POISE study Some UDCA/placebo P atients Experienced ALP E levation in POISE at 12 Months

51 PBC: 2015 AASLD Rundown

Important Presence at AASLD 2015

CLINICAL Abstracts/Posters/Oral: OCA/PBC (N=17)

OCA PBC

Poster	Sustained Improvement in the Markers of Cholestasis in an Open Label Safety Extension Study of Obeticholic Acid in Primary Biliary Cirrhosis Patients [301 LTSE]	Trauner
Poster	Efficacy and Safety of Obeticholic Acid (OCA) in PBC Patients with Advanced Disease as Evidenced by Abnormal Bilirubin: An Integrated Analysis	Jones
Poster	Long-term safety and efficacy of Obeticholic Acid Treatmein in Primary Biliary Cirrhosis after more than 4 years of treatment [201 LTSE]	Kowdley
Poster	Integrated Analysis of Efficacy of Obeticholic Acid Evaluating Subgroups of Patients Less Likely to Respond to UDCA (Age, Age at Time of PBC Diagnosis, and Sex)	Pencek
Poster	Long-Term Safety of OCA in Patients with PBC	Peters
Poster	Evaluation of the posology of Obeticholic Acid (OCA) in patients with PBC [301]	Pencek

HEOR

Poster	Obeticholic Acid (OCA) has Incremental Efficacy in Patients with Higher Baseline Alkaline Phosphatase (ALP) Levels	Tracy Mayne
Oral Presentation	UKPBC POISE: OCA trial-based model of mortality and liver transplant	Carbone
Poster	Monitoring Pruritus in Patients with Primary Biliary Cirrhosis (PBC): Equivalence of Visual Analogue Scale and Multi-Item Questionnaires	Mayne
Poster	Hospitalization for primary biliary cirrhosis: a UK-PBC analysis of hospital episodes	Hirschfield
Poster	Convergence of Two Predictive Models of Risk Reduction in Patients with Primary Biliary Cirrhosis (PBC)	Hansen
Poster	The Need for Improved Liver Literacy in the US Population	Swanson
Poster	Physician versus Patient Perceptions of Medical Care Quality in Primary Biliary Cirrhosis	Saich
Oral Presentation	Clinical Epidemiology of Primary Biliary Cirrhosis based on a Large US Laboratory Database: Incidence and Trends in Serum Alkaline Phosphatase	Kim
Poster	Characteristics of Incident PBC Patients in a Large US Laboratory Sample	Lindor
Poster	Heat Mapping Incident PBC Patients in a Large US Laboratory Sample	Lindor

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53 Market Sizing and Market A ccess Lisa Bright Chief Commercial and Corporate Affairs Officer, Intercept Pharmaceuticals 53

54 Global PBC Patient Waterfall 128k 115k 54k 49k 43k 29k 15k 111k 109k 47k 42k 37k 25k 13k 29k 28k 11k 10k 8k 6k 3k 291k 274k 123k 110k 97k 66k 34k Prevalence Access Diagnosed Under treater care Treated Uncontrolled (ALP > ULN) Uncontrolled (ALP > 1.67) US EU5 Canada ANZ ROE Global Prevalence / OCA Candidate Assumptions US ROW Prevalence (rate / ~2015 pop.) 1,2 0.04% 0.035% Access to healthcare 3,4 89.7% 95% PBC Diagnostic rate 5 2016 46% 38% 2019 49% 42% 2025 54% 46% Under treater care 5 88% Treated w/ UDCA 6 85.0% Intolerant 5 3.0% Inadequate responder ALP >ULN 5,6 71.0% Adequate responder ALP <ULN 5,6 29.0% 1: Kim et al. J. Gastroenterology. 2000; 119(6): 1631 - 6; 2: CDA Epidemiology Research; 3: US Census Bureau 2015; 4: OCED Health Data 2014; 5: Intercept Commissioned Market Research; 6: Lammers el al Gastroenterology. 2014 Dec;147(6):1338 - 1349

55 Stratification of PBC Patients Based on ALP 55 35% 10% 13% 13% 29% ALP AFTER 12 MONTHS ON URSO ALP ULN - 1.67x ULN ALP 1.67 - 2.0x ULN ALP > 3.0x ULN ALP > 2.0x ≤ 3.0x ULN ALP < ULN Lammers el al Gastroenterology. 2014 Dec;147(6):1338 - 1349

56 Market Research: Current Physician Treatment Approach in PBC Base: Physicians who view ALP level reductions as a marker of treatment success - EU Total n=(156) UK n=(35), France n=(31), Ger many n=(22), Italy n=(36), Spain n=(32) Note: Current wave answer options changed significantly, and therefore, trending with EU ‘14 data is not possible. QC3a. What is the minimum target ALP level patients treated with Urso must achieve for their treatment to be considered successful? QD4a. When you treat a primary biliary cirrhosis (PBC) patient with ursodeoxycholic acid (Urso/UDCA), what ALP threshold are you hoping to achieve? Source: EU ATU (March’16) US Segmentation (Jan’15) Majority of U.S. Physicians hope for normal ALP or any reduction in ALP

57 Increasing Sensitivity A round Pricing in the US (as well as EU) Important to Price OCA Based on Value 57 OCA is on 2016 ICER Review list

58 Price Drivers Vary By Country There’s been a payor shift to demand more value in terms of patients outcomes for orphan disease products. Even where price is not negotiated we are seeing increasing willingness to impose restrictions in orphan indications Clinical effectiveness ▪ Patient - relevant clinical benefits compared with alterative treatment options HTA ▪ Costs and outcomes of a treatment versus comparator Free pricing ▪ Pricing set by the manufacturer Budget impact ▪ Economic impact to the payors ’ budget

59 Research on OCA Pricing in PBC 59 KOLs National Regional/ local USA 2 8 17 Canada 2 2 4 France 2 5 - Germany 2 3 5 Italy 2 2 6 Spain 2 2 6 UK 2 3 5 Sweden 2 2 4 Total 16 19 47 Qualitative research sample Research methodology Disease background presentation • Prior to interviews, payors received a 1 hour presentation on PBC disease background with a top KOL in both the US and Europe • Included exposure to Lammer’s data Baseline PBC product profile 1:1 Interviews with payors • 90 minute in - person / telephone interviews with payors and KOLs Total of 82 payors and KOLs were included in the qualitative research

60 The Orphan D rug L andscape P resents C ertain O pportunities and Challenges that will be Considered as Part of OCAs Pricing Strategy 60 Opportunity ▪ If approved, OCA will be the only therapeutic option for PBC patients with inadequate response to UDCA ▪ Orphan disease, limited budget impact ▪ There will be a push to ensure OCA is administered to the appropriate patient sometimes manifested through restrictions ▪ PBC may be perceived as a less severe orphan disease given the relatively asymptomatic nature for the majority of patients ▪ Surrogate markers may reduce perceived value and therefore price potential ▪ Real world data showing the impact on disease progression will be extremely important Challenges

61 Developing the OCA Value Story 61 ALP endpoints Bilirubin endpoints Inflammatory markers Fibrosis endpoints Availability of clinical evidence in POISE 100% 0% 100% Payor confidence in OCA ALP, the key biochemical marker of disease progression in PBC was reduced or not increased in 98% of patients following 12+ months of OCA treatment +/ - UDCA OCA stabilizes or reduces bilirubin levels Demonstrating reduction in time to fibrosis, or reversal of fibrosis would be ultimate evidence for payors OCA has a positive effect on inflammation pathways (i.e. IL12, CRP, TNF - alpha)

62 Health Economics Modelling is U nderway 62 Structure of HE model

63 US Launch Preparedness Richard Kim Head US Commercial, Intercept Pharmaceuticals

64 Significant Progress Made For U.S. Launch Readiness ▪ Key market insights gained – In 2015 alone, US Business Intelligence Team completed 12 major initiatives in preparation for launch with over 1000 hours of interviews with key customers (Patients, Physicians and Payors ) ▪ Sales team hired, trained and currently visiting physician offices to learn about current treatment practices for PBC ▪ Fully staffed marketing and managed markets teams ▪ Majority of vendor and third party partners selected and or contracted with ▪ Completed (or will by end of the year) 14 PBC advisory boards for physicians, payers, NP/PA, patient organizations – Payers and Patient Orgs – led by C ommercial – Physician and NP/PA – led by Medical Affairs ▪ Had significantly increased corporate presence at 2015 AASLD, San Francisco Nov 13 - 17 64

65 Intercept Was Front and Center at AASLD • 28 presentations including 4 oral presentations • AASLD Founder’s Club for AASLD Foundation • Medical sponsored 2 symposia, PBC and NASH

66 Challenges Exist, However the Launch of OCA Provides the Opportunity to Transform PBC…and Intercept ▪ Very established customer behavior in PBC ▪ Lack of universal view on treatment success ▪ Increased scrutiny on pharma pricing ▪ Low awareness of OCA for PBC in GI community practice ▪ Perceptions about pruritus ▪ Lack of outcomes data ▪ Built a new team quickly Challenges Opportunities ▪ Huge unmet need for PBC patients not well controlled with UDCA or UDCA intolerant ▪ Need for contemporary guidelines ▪ No “active” competitors ▪ Potential 1 st new treatment for PBC in 20 years ▪ Customers who have been exposed to the product profile generally have a positive perception of OCA ▪ Establish OCA as “THE FXR agonist” (and establish FXR agonist as a critical pathway in liver disease ) ▪ Have hired a highly experienced team with huge hep /orphan credibility Market OCA/ Intercept

~90% Of PBC Patients in the U.S. are Under the Care of a Physician and the Ultimate OCA Opportunity Will Be Linked to How Treatment Success is Defined


Launch will not focus on increasing broad general PBC awareness
0.04%
46%^
92%
88%
71%
35%
US
patients
128,316
54,001
49,141
43,244
29,475
15,009
Prevalence
Diagnosed
Under treater care
Treated
or intolerant to SOC*
Uncontrolled (ALP > ULN)
Uncontrolled (ALP > 1.67)

FY2015

^Access to healthcare assumed in calculation at 88.1%

*3% of patients are intolerant to UCDA

Source: ICPT internal forecasting assumptions

Intercept

67

Having Timely Patient Follow Up Will Be Critical to Inform About Potential New Treatment Options



6 – 12 months
1 – 3 months
5-40 years
Origination/Presentation
Diagnosis
Treatment
Monitoring
End-Stage
3-12 mon
LFTs performed every 3-6 months to monitor enzyme levels; UDCA prescription is refilled
Symptomatic
Asymptomatic
Present at PCP
Initial LFT*
Interim
Repeat LFT
Referral
Imaging
ALP/AMA/ANA
Biopsy
PBC Diagnosis
UDCA* Treatment
Intolerant
Controlled
Inadequate ALP* Reduction
Imaging/ Biopsy
Adjunct Therapies
ER presentation
Possible
LT/Death
• PCP
• GI or Hep
• GI or Hep
• GI or Hep
• Hep
• Transplant center

Source: Intercept Commissioned Market Research

* LFT = liver function tests, AMA = antimitochondrial antibodies, ANA = antinuclear antibodies, ALP = alkaline phosphatase

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69 State - level PBC Claims are Concentrated , 80% are in 21 States Source: PBC claims data: Intercept PBC Stakeholder Profile Analysis – Key Findings, Nov. 7, 2014 Update (IMS), Slide 41. PBC=Pri mary Biliary Cirrhosis PBC Claims: State - Level Quintile Profile 53,907 PBC claims. Excludes DGP, VET specialties. Regional PBC Claims: Top States by Quintiles (Ranked alphabetically by Q5, Q4 & Q3) Northeast Region • New York (Q5) • Ohio (Q4) • Pennsylvania (Q4) • Illinois (Q3) • Massachusetts (Q3) • Michigan (Q3) • New Jersey (Q3) Southeast Region • Florida (Q5) • Georgia (Q3) • Tennessee (Q3) Western Region • Texas (Q5) • California (Q4) PBC Claims Quintiled by State Q5 (4,082 - 5,093) (3) Q4 (2,268 - 3,670) (3) Q3 (1,485 - 2,085) (6) Q2 (877 - 1,295) (9) Q1 (28 - 815) (30)

70 We Know Where the Highest Prescribing PBC Treaters Are; As Expected They Are Concentrated in Urban Areas, But There Are Some in Remote Areas *Core - Based Statistical Area

71 Establish Intercept as a credible partner in unmet liver diseases U.S. Objectives Tightly Aligned with Global Strategic Imperatives 71 Ensure maximum patient access at the optimal price Communicate an inspiring and compelling brand story based on FXR Structure for success Prepare to appropriately address unsolicited NASH requests Redefine treatment success in PBC Demonstrate commitment in liver diseases by establishing ICPT as the PBC champion Make PBC relevant to a broader customer base Cultivate a great OCA experience Work as ONE PBC Team across functions and geographies Global Strategic Imperatives U.S. Objectives

72 In t e g r ated Hub In t e g r ated Hub and Distribution Model Co m prehensi v e Hu b Ser v ices M aster D ata M anage m ent D ashboards w ith Data Anal y tics Specialty Phar m acy C losed/Li m ite d / O p en Net w ork Prescribe r s Patients & C aregi v ers Pa y ers M anufa c t u r er Other Ancillary Pro v iders • Co p ay Card providers F ield N ursing RDs, DSAs, TBMs and Sales Ops A Best - in - Class Patient Services Hub Will Be a Key Advantage Comprehensive reimbursement services support platform Comprehensive care management support platform that will provide education, compliance and persistency Leverage technology for the most efficient and effective customer experience possible and provide Intercept with complete, actionable and appropriate data

Creating Best-in-Class Data Warehouse and Analytics



Intercept's in Process
Commercial Architecture
Patient Process
Doctor
Rx
Patients
Diagnosis
Insurance
PBC Diagnosis
Fulfill Rx
Patient Services Hub
PBC Rx
PBC Data
PBC and Non-PBC data
Specialty Pharmacies
Analytics Platform
Real Time
Data Warehouse
3rd party prescription data
Intercept CRM
3rd-Party Logistics
Intercept ERP

- Collect, process and analyze data from CRM, Patient Services HUB, Distribution Channels and IMS
- Provides unique data (beside Rx and Units) to help profile and serve our physicians and patients in the best way possible
- For each clinic, institution and practice where patients have enrolled in our program, ICPT will have additional visibility into a patient's PBC journey
- Insights will support business planning
- Inform timing of engagement and enables TBMs to better understand their customers

Create a fully integrated approach to understanding our customers in support of a timely, efficient and valued engagement

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74 PBC Payor Coverage is Representative of Total Healthcare Expenditures 74 US National Health Expenditure, 2012 (Billions) Source: CMS. National Health Expenditure Data, 2014. Available online at http://www.cms.gov/Research - Statistics - Data - and - Systems/Statistics - Trends - and - Reports/NationalHealth.net. Accessed on January 11, 2015 Prescription Drug Spend (Billions) 2010 (actual) $255.7 2012 (actual) $260.8 2016 (projected) $311.6 2022 (projected) $455.0 Despite the perception of being a private market, public funding accounts for half of US’s healthcare expenditure. Private $930,600 Medicare $579,900 Medicaid & CHIP - Federal $416,800 Other Federal $107,900 Other State and Local , $451,200 OOP , $320,200 Medicaid 9% Commercial /Private 57% Military 1% Medicare 33% Private commercial payers account for majority of PBC claims U.S. total healthcare expenditures U.S. PBC breakout

75 Sales Force Sizing was Based on Optimal Coverage of Top Quintile Physicians and Will Be Adjusted Where Necessary 75 ▪ Hepatologists and gastroenterologists combined account for 72% of all patients being treated for PBC ▪ Hepatologists and gastroenterologists account for 80 - 85% of all high quintile (Q3 - Q5) prescribers ▪ TBMs will cover 100% of hepatologists and all gastroenterologists Q2 and above, additionally will cover high quintile PCPs, NP/PAs PBC treater defined as UDCA prescriptions with associated PBC claims

76 The Sales Teams Territories Have Been Aligned to Maximize C overage for PBC Prescribers and Clinical Nurse Educators Will P rovide A dditional Customer Service ▪ 6 regions managed by Regional Directors (RDs) – Span of control of 7 to 8 territories per region ▪ 45 territories managed by our sales representatives (Territory Business Managers, TBMs) ▪ Clinical Nurse Educators (CNEs) ▪ Additional mobile TBMs ( mTBMs ) to cover any additional coverage gaps 76

77 On Track to Support A February 29 th PDUFA date for OCA in PBC 77 ▪ Global trade name(s) approved for EMA and conditionally approved by FDA ▪ PBC launch campaign in late stage development and being tested with customers ▪ Promotional programs and training under development with program deployment shortly after approval ▪ First online presence to support PBC awareness: “rethinkPBC.com” and “livingwithPBC.com” ▪ AMCP dossier in development ▪ Customer relations management tool (CRM) rolled out and being tested

78 We Are Building a Best - in - Industry Team and Together as ONE Team Plan to Have a Strong PBC Launch ▪ Our customers are ready for a new treatment option for PBC – We will know who to see and when to see them ▪ Preparing the scientific message platform to communicate the OCA PBC value proposition ▪ Our programs and materials to support launch are on track for finalization and have deep market insights supporting their development ▪ We have a highly experienced and passionate group of people with lots of liver and orphan disease experience 78

79 Ex - US Launch Preparedness Lisa Bright Chief Commercial and Corporate Affairs Officer, Intercept Pharmaceuticals

80 • Intercept Teams established U.S. and across Europe: UK , Ireland, Canada, Nordic Region, France, Benelux Region, Germany, Austria, Switzerland, Spain, Portugal and Italy • Build out in Australia and NZ from 2017 • EU HQ in London, Kings Cross • Focused on market access (General Managers, market access and medical affairs • EU, Canada/Australia Field force expected to be similar in size to US Growing Our Global Presence 22 countries with distinct languages, legal systems, market access

81 EUCA Launch Preparedness Well Underway ▪ EUCA regional infrastructure in place – temporary offices in all countries ▪ High caliber leadership teams recruited covering 21 countries, consistent with our vision to establish high credibility in hepatology – ≥ 80% of hires have extensive hepatology therapeutic area experience – High degree of orphan, specialty care and launch experience ▪ Launch plans in place ▪ Full service distribution network anticipated to be in place across the region ▪ Market access plans in place in all countries – Pricing and reimbursement research ongoing 81

82 Medical Affairs Juan Carlos Lopez - Talavera , M.D. Ph.D. Senior Vice President of Global Medical Affairs, Intercept Pharmaceuticals

83 Medical Affairs Activities to Support a Successful PBC Launch 83 PBC Publication Plan Healthcare Outcomes Research Investigator Initiated Research Medical Science Liaisons Medical Communications Thought Leader Engagement

Medical Affairs Activities to Support a Successful PBC Launch

PBC Publication Plan	• PBC Publication Plan and process in place • ~20 Planned Manuscripts; 40 abstracts published; 40+ planned abstracts
Healthcare Outcomes Research	• Ongoing development of compendia materials
Investigator Initiated Research (IIR)	• Central process and strategy implemented • Creation of web portal for IIR submission and tracking
Medical Science Liaisons	• Full MSL team deployed (N=12) • On-going PBC awareness and education activities
Medical Communications	• Global Call Center build-out and training completed
Thought Leader Engagement	• Completed 11 Advisory Boards; 12 planned for 2016

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85 Educating on Pruritus Management Overview - Medical Education Dissemination Medical Conferences • AASLD’14 (1 poster) and AASLD’15 (1 poster) • FXR Agonist Obeticholic Acid: Pruritus, A Common Side Effect Ameliorated by Dose Titration • Monitoring Pruritus in Patients with Primary Biliary Cirrhosis (PBC): Visual Analogue Performs as well as Multi - item Questionnaires • EASL’16 - 4 planned abstracts - predictors of OCA induced pruritus; pruritus management and impact on efficacy and severity Publications • Planned Manuscripts • HOR: PBC, OCA and Pruritus • HOR: Cost of Treating Pruritus in PBC • Pruritus – Integrated • White Paper on PBC Symptom Management – Pruritus MSLs • Proactive Pruritus Education - HCP Slide Deck • Pruritus is one of the most common symptoms of the disease • Pruritus is not correlated to disease severity or prognosis • Interactive Case Studies • Reactive OCA Education – HCP Slide Deck • POISE Data

86 86 PBC Advisory Boards: 2015 - 1H2016 Roadmap (N=64) Obtaining Insights from Varied Audiences through Launch Global N= 2 Q3’15 Q4’15 Q1’16 Q2’16 AASLD EASL National N= 37 Regional N= 23 NP/PA N=1 Patient Advocate N=1 Global N=15 - 20 Global N=15 - 20 Regional (7) N=8 - 12 Regional (7) N=8 - 12 National NP/PA N=12 - 15 Patient Ad N=12 - 15 Payer (2) N=10 webinar Payer (2) N=10 Payer Medical Patient Ad EU Country (11) N=8 - 12 EU Country (11) N=8 - 12 EU Country (11) N=8 - 12 National US (1) N=10 - 15 National US (1) N=10 - 15 Regional (7) N=8 - 12

87 US Advisory Boards Top - Line Summary (N=11) 87 Lack of consensus surrounding criteria for PBC treatment Advisors manage pruritus; recommend education tools PBC monitoring and defining treatment success “Encouraged” by OCA Biochemical Data Advisors see room for improvement in current PBC treatment. Current criteria are viewed as complex and unwieldy for daily use. Recommend early markers that could be used to identify predictors of UDCA nonresponse. Advisors were accepting of ALP as a surrogate marker. Advisors’ general consensus was that the lower the biochemical markers the better; “when it comes to ALP, the lower is better” Agreed pruritus management was part of their current practice; however, several advisors agreed that education or a tool to support other healthcare providers, patients, and caregivers would be valuable Advisors agreed that they would use OCA based on biochemical data

88 Conclusions Lisa Bright Chief Commercial and Corporate Affairs Officer, Intercept Pharmaceuticals

89 Conclusions ▪ Unmet need in PBC is significant ▪ Significant insights into all aspects of the disease gained over last 12 months ▪ Entire company aligned behind the 5 strategic imperatives ▪ Continuing to enhance understanding of and care for PBC ▪ Built outstanding commercial and medical affairs team with significant hepatology experience across all roles ▪ US is our priority market & our TBMs have been deepening our understanding of PBC management since October ▪ Ex US – we now have Intercept teams established and working with stakeholders in 21 countries ▪ We will be prepared to present the value proposition to payors across all countries 89

90 Intercept Commercial Q&A Send questions to: investors@interceptpharma.com

91 Appendix

Project RAPID: Overview

An example of research undertaken and presented as a poster at AASLD

We spoke with 3 groups – doctors who treat PBC, PBC patients, and the General Public

Doctors

WHEN: From December 11, 2014 to January 12, 2015

SAMPLE SIZE: 322

HOW: Fieldwork was conducted online using a blend of online healthcare panels. In order to qualify, doctors had to be board certified gastroenterologists or hepatologists who have been practicing for at least two years and treat a minimum of two PBC patients in the past six months.

The survey took 45 minutes on average to administer.

Patients

WHEN: From January 5-30, 2015

SAMPLE SIZE: 214

HOW: Fieldwork was conducted online using a blend of online consumer panels and recruitment via leading PBC patient advocacy groups, such as the PBCers. In order to qualify, patients had to have been doctor-diagnosed as having PBC.

The survey took 38 minutes on average to administer.

General Public

WHEN: From January 6-12, 2015

SAMPLE SIZE: 511

HOW: Fieldwork was conducted online using GfK KnowledgePanel – the only large-scale representative panel of the American public. The KnowledgePanel covers 97% of U.S. households. Respondents are selected using random probability address-based sampling; computers and Internet service are provided to respondents who do not have them to ensure fuller representation of the American public.

The survey took 14 minutes on average to administer. Final data were weighted by age, region, race/ethnicity, education, and income, according to the March 2014 Current Population Survey. The margin of sampling error for this poll is +/- 3.4 percentage points (total sample) – and is higher for subgroups.

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